UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2023

System1, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39331	92-3978051
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4235 Redwood Avenue Marina Del Rey, California		90066
(Address of principal executive offices)		(Zip Code)

(310) 924-6037
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Common Stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Share Purchase Agreement
On November 30, 2023 (the “Closing Date”), System1, Inc., a Delaware corporation (the “Company”), completed the sale of its wholly owned subsidiary, Total Security Limited (formerly known as Protected.net Group Limited), a private limited company organized under the laws of England and Wales (“Total Security”), to entities affiliated with Avance Investment Management, LLC, (“Avance”) and Just Develop It Limited, one of the Company’s significant shareholders (“JDI” and, together with Avance, the “Sponsor Parties”), including its antivirus and consumer privacy software solutions (the “Business”), pursuant to the terms of a share purchase agreement executed by and among the Company, Orchid Merger Sub II, LLC (“Orchid”), Sonic Newco, LLC (“Sonic” and, together with the Company and Orchid, the “Selling Parties”), JDI Antarctica Limited (“JDI Antarctica”) and JDI Antarctica Sub II Limited (“JDI Sub” and, together with JDI Antarctica, the “Purchasing Parties”) on November 30, 2023 (the “Share Purchase Agreement”).

Pursuant to the Share Purchase Agreement, the Purchasing Parties acquired all of the outstanding preference and ordinary shares of Total Security (the “Total Security Disposition”) for total consideration comprised of: (a) $240 million in cash, subject to certain adjustments set forth therein, (b) the return and subsequent cancellation of approximately 29 million shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), owned by JDI and other entities and individuals affiliated with the Purchasing Parties and (c) confirmation from JDI, Total Security and Mr. Phillips that the financial performance benchmarks related to certain contingent earnout payments based on the future performance of Total Security’s Business in an aggregate amount of up to $60 million included in the Business Combination Agreement, dated June 28, 2021, by and among the Company, S1 Holdco, LLC, System1 SS Protect Holdings, Inc. and the other parties signatory thereto, as amended by Amendment No. 1 thereto, dated November 30, 2021, Amendment No. 2 thereto, dated January 10, 2022, and Amendment No. 3 thereto, dated January 25, 2022 (such Business Combination Agreement, as amended and together with any and all exhibits and schedules thereto, the “BCA”) will, as a result of the Total Security Disposition, no longer be achievable.

Following the Total Security Disposition, the Company will continue to own and operate its core advertising business, highlighted by its responsive acquisition marketing platform.

The Share Purchase Agreement contains customary representations, warranties and covenants for transactions of this size and scope. The Selling Parties and Purchasing Parties have agreed to indemnify each other for losses arising from certain breaches of the Share Purchase Agreement and for certain other liabilities, subject to limitations set forth in the Share Purchase Agreement. The representations, warranties and covenants set forth in the Share Purchase Agreement have been made only for the purposes of the Share Purchase Agreement and solely for the benefit of the Purchasing Parties and the Selling Parties, respectively, and may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the such parties under the Share Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Share Purchase Agreement, and information regarding the subject matter thereof may change after the date of the Share Purchase Agreement.

Christopher Phillips, the controlling stockholder and a director of JDI, has served as the CEO of Total Security and a member of the Company’s board of directors since January 2022. John Civantos, a senior partner at Avance, has served as a member of the Company’s board of directors since February 2022. As a result of Messrs. Phillips and Civantos’ interests in the Purchasing Parties, the terms of the Share Purchase Agreement, including the total consideration described above and other key terms set forth therein, were negotiated and determined by a special committee made up of disinterested and independent members of the Company’s board of directors.

In connection with entering into and consummating the transactions contemplated by the Share Purchase Agreement, including the Total Security Disposition, on November 30, 2023, Mr. Phillips resigned from his position as a member of the Company’s board of directors, effective immediately (the “Phillips Resignation”).

The Company used $51.0 million of the proceeds received in the Total Security Disposition to repay certain of its outstanding indebtedness, including (i) the mandatory repayment of secured and unsecured obligations totaling $18.8 million and intercompany obligations totaling $9.6 million and (ii) the voluntary repayment of unsecured obligations (inclusive of certain fees and accrued but unpaid interest) totaling $22.7 million. The Company expects to use any remaining cash proceeds from the Total Security Disposition for general working capital purposes and to reduce certain of its other existing debt obligations. Additionally, the 29.1 million shares of Class A Common Stock returned to the Company pursuant to the Share Purchase Agreement as part of the Total Security Disposition were subsequently cancelled and are no longer outstanding shares of the Company’s capital stock.

The foregoing description of the Share Purchase Agreement (including the terms and conditions of the Total Security Disposition) does not purport to be complete and is qualified in its entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is filed as Exhibit 2.1 attached hereto and is incorporated herein by reference.

Second Amendment to Conditional Consent
In connection with the Total Security Disposition, the Company, Total Security, Mr. Phillips and JDI (collectively, the “Consent Parties”) entered into a second amendment, dated as of November 30, 2023 (the “Second Amendment”) to that certain Conditional Consent Waiver and Acknowledgement, dated August 30, 2022, and as amended a first amendment on June 1, 2023 (as amended, the “Conditional Consent”), relating to certain contingent earnout obligations of the Company originally owed to JDI (the “Protected Incentive Plan”) pursuant to Section 12.11 of the BCA.

Pursuant to the Second Amendment, the Consent Parties agreed that the remaining portion of the Protected Incentive Plan, including the contingent earnout obligations owed to JDI with respect to the achievement of certain earnout financial objectives, cannot be satisfied following the completion of the Total Security Disposition and, as a result, the Company will no longer be required to make any future cash payments or issue any shares of the Company’s Class A Common Stock under the Protected Incentive Plan, which consisted of (i) $10.0 million in remaining cash payments related to the Year 3 Stock Bonus Pool (as defined in the BCA) and (ii) $50.0 million payable in Class A Common Stock related to the Year 4 Stock Bonus Pool (as defined in the BCA).

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. In some cases, forward-looking statements may be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include statements regarding the materiality or significance of the Total Security Disposition discussed above, the quantitative effects of the Total Security Disposition and revisions and any anticipated conclusions of the Total Security Disposition, the Company or the Company’s management.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, the discovery of additional information relevant to the Total Security Disposition; and changes in the effects of the Total Security Disposition on the Company’s financial statements or financial results. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. The Company qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 relating to the Total Security Disposition is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) The information set forth in Item 1.01 relating to the Phillips Resignation is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On November 30, 2023, the Company issued a press release announcing the Total Security Disposition, the Phillips Resignation, and that it was withdrawing previously issued guidance for the second half of fiscal year 2023 as a result of the transaction, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and is incorporated herein by reference.(d) Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Share Purchase Agreement, dated November 30, 2023, by and among System1, Inc., Orchid Merger Sub II, LLC, Sonic Newco, LLC, JDI Antarctica Limited and JDI Antarctica Sub II Limited.
10.1
Second Amendment to Conditional Consent, Waiver and Acknowledgement, dated as of November 30, 2023, by and among System1, Inc., Christopher Phillips, Total Security Limited and Just Develop It Limited.

99.1	Press release, dated November 30, 2023.
99.2	Unaudited pro forma condensed consolidated financial statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain exhibits and schedules to this exhibit has been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the U.S. Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.
Date:	December 4, 2023	By:	/s/ Daniel Weinrot
		Name:	Daniel Weinrot
		Title:	General Counsel & Corporate Secretary